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                                                                      EXHIBIT 21

                       SUBSIDIARIES OF AMEREN CORPORATION
                              AT DECEMBER 31, 2000

                                                                                        State or Jurisdiction
Name                                                                                      of Incorporation
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
Ameren Corporation                                                                             Missouri

          Ameren Development Company                                                           Missouri
              Ameren Energy Communications, Inc.                                               Missouri
              Ameren ERC, Inc.                                                                 Missouri
                   Missouri Central Railroad(l)                                                Delaware

          Ameren Energy, Inc.                                                                  Missouri
          Ameren Energy Resources Co.                                                          Illinois
              Ameren Energy Development Company                                                Illinois
                   Ameren Energy Generating Company                                            Illinois
              Ameren Energy Fuels and Services Company                                         Illinois
              Ameren Energy Marketing Company                                                  Illinois
              Illinois Materials Supply Co.                                                    Illinois
          Ameren Services Company                                                              Missouri

          Central Illinois Public Service Company (CIPS)                                       Illinois
                   CIPS Energy Inc.                                                            Illinois

          CIPSCO Investment Company                                                            Illinois
              CIPSCO Securities Company                                                        Illinois
              CIPSCO Leasing Company                                                           Illinois
                   CLC Aircraft Leasing Company                                                Illinois
                   CLC Leasing Company A                                                       Illinois
                   CLC Leasing Company B                                                       Illinois
              CIPSCO Energy Company                                                            Illinois
                   CEC-PGE-G Co.                                                               Illinois
                   CEC-PGE-L Co.                                                               Illinois
                   CEC-APL-G Co.(2)                                                            Illinois
                   CEC-APL-L Co.(2)                                                            Illinois
                       Massac Energy, L.L.C.                                                   Illinois
                   CEC-PSPL-G Co.                                                              Illinois
                   CEC-PSPL-L Co.                                                              Illinois
                   CEC-MPS-G Co.                                                               Illinois
                   CEC-MPS-L Co.                                                               Illinois
                   CEC-ACE-G Co.                                                               Illinois
                   CEC-ACE-L Co.                                                               Illinois
                   CEC-ACLP Co.                                                                Illinois
              CIPSCO Venture Company                                                           Illinois

          Union Electric Company (UE)                                                          Missouri
              Union Electric Development Corporation                                           Missouri

          Electric Energy, Inc.(3)                                                             Illinois

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(1)    Ameren ERC owns 95% of the common stock.
(2)    50% ownership of Massac Energy.
(3)    Ameren owns 60% of the common stock.